UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2005

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02: Results of Operations and Financial Condition

See the Press Release dated July 27, 2005, furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the six months ended June 30, 2005.

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Loretta A. Penn was elected a member of the TECO Energy, Inc. and Tampa Electric Company Board of Directors on July 27, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated July 27, 2005 reporting on TECO Energy, Inc.’s financial results for the six months ended June 30, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated July 27, 2005, reporting on TECO Energy, Inc.’s financial results for the six months ended July 27, 2005.

4